STATE OF NEVADA

ROSS MILLER
Secretary of State

SCOTT W. ANDERSON
Deputy Secretary
for Commercial Recordings

Commercial Recordings Division
202 N. Carson Street
Carson City, NV 89701-4069
Telephone (775) 684-5708
Fax (775) 684-7138

OFFICE OF THE
SECRETARY OF STATE

ROSINA LAL
W.L. MACDONALD LAW CORPORATION
SUITE 400 - 570 GRANVILLE STREET
VANCOUVER, BC V6C 3P1

Job:C20121024-2405
October 24, 2012

Special Handling Instructions:

Charges

Description	**Document Number**	**Filing Date/Time**	**Qty**	**Price**	**Amount**
Articles of Incorporation	20120724514-28	10/24/2012 2:05:57 PM	1	$175.00	$175.00
Copies - Certification of Document	20120724514-28	10/24/2012 2:05:57 PM	1	$30.00	$30.00
Total					$205.00

Payments

Type	**Description**	**Amount**
Credit	170614|12102457022567	$205.00
Total		$205.00

Credit Balance: $0.00

Job Contents:

Certified File Stamped Copy(s):	1
Corp Charter(s):	1
ILO-ALO Profit(s):	1

ROSINA LAL
W.L. MACDONALD LAW CORPORATION
SUITE 400 - 570 GRANVILLE STREET
VANCOUVER, BC V6C 3P1

STATE OF NEVADA

ROSS MILLER
Secretary of State

SCOTT W. ANDERSON
Deputy Secretary for Commercial Recordings

OFFICE OF THE
SECRETARY OF STATE

Certified Copy

October 24, 2012

Job Number: C20121024-2405
Reference Number:
Expedite:
Through Date:

The undersigned filing officer hereby certifies that the attached copies are true and exact copies of all requested statements and related subsequent documentation filed with the Secretary of State's Office, Commercial Recordings Division listed on the attached report.

Document Number(s)	**Description**	**Number of Pages**
20120724514-28	Articles of Incorporation	5 Pages/1 Copies

Respectfully,

ROSS MILLER
Secretary of State

Certified By: Electronic Filing
Certificate Number: C20121024-2405
You may verify this certificate
online at **http://www.nvsos.gov/**

STATE OF NEVADA

ROSS MILLER
Secretary of State

SCOTT W. ANDERSON
Deputy Secretary
for Commercial Recordings

OFFICE OF THE
SECRETARY OF STATE

Certified Copy

October 24, 2012

Job Number: C20121024-2405
Reference Number:
Expedite:
Through Date:

The undersigned filing officer hereby certifies that the attached copies are true and exact copies of all requested statements and related subsequent documentation filed with the Secretary of State's Office, Commercial Recordings Division listed on the attached report.

Document Number(s)	Description	Number of Pages
20120724514-28	Articles of Incorporation	5 Pages/1 Copies

Respectfully,

ROSS MILLER
Secretary of State

Certified By: Electronic Filing
Certificate Number: C20121024-2405
You may verify this certificate
online at **http://www.nvsos.gov/**

Commercial Recording Division
202 N. Carson Street
Carson City, Nevada 89701-4069
Telephone (775) 684-5708
Fax (775) 684-7138

040101

ROSS MILLER
Secretary of State
204 North Carson Street, Suite 4
Carson City, Nevada 89701-4520
(775) 684-5708
Website: www.nvsos.gov

Articles of Incorporation

(PURSUANT TO NRS CHAPTER 78)

Filed in the office of	
Ross Miller Secretary of State State of Nevada	Document Number 20120724514-28 Filing Date and Time 10/24/2012 2:05 PM Entity Number E0554462012-1

(This document was filed electronically.)

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

1. Name of Corporation:	MJP INTERNATIONAL LTD.
2. Registered Agent for Service of Process: (check only one box)	[X] Commercial Registered Agent: NATIONAL REGISTERED AGE-SEE ATTACHED (Name) [ ] Noncommercial Registered Agent (name and address below) **OR** [ ] Office or Position with Entity (name and address below) Name of Noncommercial Registered Agent **OR** Name of Title of Office or Other Position with Entity: Street Address: / City: / Nevada / Zip Code: Mailing Address (if different from street address): / City: / Nevada / Zip Code:
3. Authorized Stock: (number of shares corporation is authorized to issue)	Number of shares *with par value:* 190000000 — Par value per share: $ 0.0001 — Number of shares *without par value:* 0
4. Names and Addresses of the Board of Directors/Trustees: (each Director/Trustee must be a natural person at least 18 years of age; attach additional page if more than two directors/trustees)	1) ALAN CHAN-SEE ATTACHED (Name) SUITE 2806, 505 Œ 6TH STR (Street Address) — CALGARY (City) — AB (State) — T2P 1X5 (Zip Code) 2) ALLAN Y. L. FUNG-SEE ATTACHED (Name) SUITE 2806, 505 Œ 6TH STR (Street Address) — CALGARY (City) — AB (State) — T2P 1X5 (Zip Code)
5. Purpose: (optional; see instructions)	*The purpose of the corporation shall be:* ANY LAWFUL BUSINESS ACTIVITY
6. Name, Address and Signature of Incorporator: (attach additional page if more than one incorporator)	ALAN CHAN-SEE ATTACHED (Name) — X ALAN CHAN (**Incorporator Signature**) SUITE 2806, 505 Œ 6TH STR (Address) — CALGARY (City) — AB (State) — T2P 1X5 (Zip Code)
7. Certificate of Acceptance of Appointment of Registered Agent:	*I hereby accept appointment as Registered Agent for the above named Entity.* X NATIONAL REGISTERED AGENTS, INC. OF NV — 10/24/2012 **Authorized Signature of Registered Agent or On Behalf of Registered Agent Entity** — Date

This form must be accompanied by appropriate fees.

Articles of Incorporation

(PURSUANT TO NRS CHAPTER 78)

CONTINUED

Includes data that is too long to fit in the fields on the NRS 78 Form and all additional director/trustees and incorporators

ENTITY NAME:	MJP INTERNATIONAL LTD.

FOREIGN NAME TRANSLATION:	Not Applicable

PURPOSE:	ANY LAWFUL BUSINESS ACTIVITY

REGISTERED AGENT NAME:	NATIONAL REGISTERED AGENTS, INC. OF NV
STREET ADDRESS:	Not Applicable
MAILING ADDRESS:	Not Applicable

ADDITIONAL	**Directors/Trustees**
Name: ALAN CHAN	Name: ALLAN Y. L. FUNG
Address: SUITE 2806, 505 – 6TH STREET SW	Address: SUITE 2806, 505 – 6TH STREET SW
City: CALGARY	City: CALGARY
State: AB	State: AB
Zip Code: T2P 1X5	Zip Code: T2P 1X5

ADDITIONAL	**Incorporators**
Name: ALAN CHAN	
Address: SUITE 2806, 505 – 6TH STREET SW	
City: CALGARY	
State: AB	
Zip Code: T2P 1X5	

ROSS MILLER
Secretary of State
206 North Carson Street
Carson City, Nevada 89701-4299
(775) 684 5708
Website: www.nvsos.gov

Articles of Incorporation

(PURSUANT TO NRS CHAPTER 78)

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

1. Name of Corporation:	MJP International Ltd.
2. Registered Agent for Service of Process: (check only one box)	[X] Commercial Registered Agent: National Registered Agents Inc. of NV (Name) [ ] Noncommercial Registered Agent (name and address below) **OR** [ ] Office or Position with Entity (name and address below) Name of Noncommercial Registered Agent OR Name of Title of Office or Other Position with Entity: Street Address: City: Nevada Zip Code: Mailing Address (if different from street address): City: Nevada Zip Code:
3. Authorized Stock: (number of shares corporation is authorized to issue)	Number of shares *with par value:* 190,000,000 attached — Par value per share: $ 0.0001 — Number of shares *without par value:*
4. Names and Addresses of the Board of Directors/Trustees: (each Director/Trustee must be a natural person at least 18 years of age; attach additional page if more than two directors/trustees)	1) Alan Chan (Name) Suite 2806, 505 – 6th Street SW (Street Address), Calgary (City), AB (State), T2P 1X5 (Zip Code) 2) Allan Y. L. Fung (Name) Suite 2806, 505 – 6th Street SW (Street Address), Calgary (City), AB (State), T2P 1X5 (Zip Code)
5. Purpose: (optional; see instructions)	*The purpose of the corporation shall be:* Any lawful business activity
6. Name, Address and Signature of Incorporator: (attach additional page if more than one incorporator)	Alan Chan (Name) — X [signature] (Incorporator Signature) Suite 2806, 505 – 6th Street SW (Address), Calgary (City), AB (State), T2P 1X5 (Zip Code)
7. Certificate of Acceptance of Appointment of Registered Agent:	*I hereby accept appointment as Registered Agent for the above named Entity.* X ______ Authorized Signature of Registered Agent or On Behalf of Registered Agent Entity — Date:

This form must be accompanied by appropriate fees.

WLMLAW W0163996

Schedule "A"
to the Articles of Incorporation of
MJP International Ltd.

Item 3. - Authorized Stock: (number of shares corporation is authorized to issue)

190,000,000 shares broken down as follows:

> 100,000,000 common shares with par value of $0.0001, all of which stock shall be entitled to voting power; and
>
> 90,000,000 preferred shares with par value of $0.0001. To the fullest extent permitted by the laws of the State of Nevada (currently set forth in NRS 78.195 and 78.1955), as the same now exists or may hereafter be amended or supplemented, the Board of Directors may fix and determine the designations, rights, preferences or other variations of such class or series within each class of capital stock of the Corporation. The Corporation may issue the shares of stock for such consideration as may be fixed by the Board of Directors.

ROSS MILLER
Secretary of State
202 North Carson Street
Carson City, Nevada 89701-4201
(775) 684-5708
Website: www.nvsos.gov

181102

Registered Agent Acceptance

(PURSUANT TO NRS 77.310)

This form may be submitted by: a Commercial Registered Agent, Noncommercial Registered Agent or Represented Entity. For more information please visit http://www.nvsos.gov/index.aspx?page=141

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

Certificate of Acceptance of Appointment by Registered Agent

In the matter of MJP International Ltd.
Name of Represented Business Entity

I, National Registered Agents Inc. of NV am a:
Name of Appointed Registered Agent *OR* Represented Entity Serving as Own Agent*

(complete only one)

a) X commercial registered agent listed with the Nevada Secretary of State,

b) noncommercial registered agent with the following address for service of process:

Street Address | City | Nevada | Zip Code

Mailing Address (if different from street address) | City | Nevada | Zip Code

c) represented entity accepting own service of process at the following address:

Title of Office or Position of Person in Represented Entity

Street Address | City | Nevada | Zip Code

Mailing Address (if different from street address) | City | Nevada | Zip Code

and hereby state that on October 24, 2012 (Date) I accepted the appointment as registered agent for the above named business entity.

X [signature] 10-24-12
Authorized Signature of R.A. or On Behalf of R.A. Company Date
Lori Shuhman, Asst Secretary

*If changing Registered Agent when reinstating, officer's signature required.

X
Signature of Officer Date

[W0164250]

SECRETARY OF STATE

STATE OF NEVADA

CORPORATE CHARTER

I, ROSS MILLER, the duly elected and qualified Nevada Secretary of State, do hereby certify that **MJP INTERNATIONAL LTD.**, did on October 24, 2012, file in this office the original Articles of Incorporation; that said Articles of Incorporation are now on file and of record in the office of the Secretary of State of the State of Nevada, and further, that said Articles contain all the provisions required by the law of said State of Nevada.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed the Great Seal of State, at my office on October 25, 2012.

ROSS MILLER
Secretary of State

Certified By: Electronic Filing
Certificate Number: C20121024-2405
You may verify this certificate
online at **http://www.nvsos.gov/**

ROSS MILLER
Secretary of State
202 North Carson Street
Carson City, Nevada 89701-4201
(775) 684-5708
Website: www.nvsos.gov

Instructions for Initial List, Registered Agent and State Business License Application

ATTENTION: **You may now file your initial or annual list online at www.nvsos.gov**

IMPORTANT: READ ALL INSTRUCTIONS CAREFULLY BEFORE COMPLETING FORM.

ATTENTION **Entities that are required to file an initial or annual list of officers with the Secretary of State are now required to file for the State Business License at the time their list is due as part of the annual list filing, unless specifically exempt. The State Business License fee is $200.00. A penalty of $100.00 is required for late business license renewals.**

TYPE or PRINT the following information on the Initial List and Registered Agent Form:

1. The *NAME* and *FILE NUMBER* of the entity *EXACTLY* as it is registered with this office.
2. The *FILING PERIOD* is the month and year of filing TO the month and year 12 months from that date. Example: if the entity date was 1/12/99 the filing period would be 1/1999 to 1/2000.
3. The name and address of the *REGISTERED AGENT and OTHER* names and addresses as required on The list should be entered in the boxes provided on the form. Limited-Liability Companies MUST Indicate whether *MANAGER or MANAGING MEMBER* is being listed.
4. If qualified for a statutory exemption from the State Business License, enter the applicable code in the area provided. If claiming exemption, a Declaration of Eligibility for State Business License Exemption must accompany initial list.
5. The *SIGNATURE*, including his/her title and date signed MUST be included in the areas provided at the bottom of the form.
6. Completed *FORM, FEES and applicable PENALTIES* must be returned to the Secretary of State. Pursuant to NRS 225.085, all Initial and Annual Lists must be in the care, custody and control of the Secretary of State by the close of the business on the due date. Lists received after the due date will be returned unfiled, and will require any associated fees and penalties as a result of being late. Trackable delivery methods such as Express Mail, Federal Express, UPS Overnight may be acceptable if the package was guaranteed to be delivered on or before the due date yet failed to be timely delivered.

FILING FEE: *The filing fee for an initial list is $125.00, in addition to the State Business License fee. Nonprofit corporations and corporations sole are not required to maintain a State Business License or pay the additional fee. Nonprofit corporation initial lists are $25.00.*

ADDITIONAL FORMS may be obtained on our website at www.nvsos.gov or by calling 775-684-5708.

FILE STAMPED COPIES: To receive one file stamped copy, please mark the appropriate check box on the list. Additional copies require $2.00 per page and appropriate order instructions.

CERTIFIED COPIES: To order a certified copy, enclose an additional $30.00 and appropriate instructions. A copy fee of $2.00 per page is required for each copy generated when ordering 2 or more certified copies.

EXPEDITE FEE: Filing may be expedited for an additional $125.00 fee for 24-hour service, $500.00 for 2-hour service and $1000.00 for 1-hour service.

Filing may be submitted at the office of the Secretary of State or by mail at the following addresses:

MAIN OFFICE:
Regular and Expedited Filings

Secretary of State
Status Division
202 North Carson Street
Carson City NV 89701-4201
Phone: 775-684-5708
Fax: 775-684-7123

SATELLITE OFFICE:
Expedited Filings Only

Secretary of State – Las Vegas
Commercial Recordings Division
555 East Washington Ave, Suite 5200
Las Vegas NV 89101
Phone: 702-486-2880
Fax: 702-486-2888

(PROFIT) INITIAL LIST OF OFFICERS, DIRECTORS AND REGISTERED AGENT AND STATE BUSINESS LICENSE APPLICATION OF:

FILE NUMBER

E0554462012-1

MJP INTERNATIONAL LTD.

NAME OF CORPORATION

FOR THE FILING PERIOD OF OCT, 2012 TO OCT, 2013. Due by Nov 30, 2012

****YOU MAY FILE THIS FORM ONLINE AT www.nvsos.gov****

The entity's duly appointed registered agent in the State of Nevada upon whom process can be served is:

NATIONAL REGISTERED AGENTS, INC. OF NV
1000 EAST WILLIAM STREET SUITE 204
CARSON CITY NV 89701

100101

A FORM TO CHANGE REGISTERED AGENT INFORMATION IS FOUND AT: www.nvsos.gov

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

☐ Return one file stamped copy. (If filing not accompanied by order instructions, file stamped copy will be sent to registered agent.)

IMPORTANT: Read instructions before completing and returning this form.

1. Print or type names and addresses, either residence or business, for all officers and directors. A President, Secretary, Treasurer, or equivalent of and all Directors must be named. There must be at least one director. An **Officer** must sign the form. *FORM WILL BE RETURNED IF UNSIGNED.*
2. If there are additional officers, attach a list of them to this form.
3. Return completed form with the filing fee of $125.00 filing fee. A $75.00 penalty must be added for failure to file this form by the deadline.
4. State business license fee is $200.00. Effective 2/1/2010, $100.00 must be added for failure to file form by deadline.
5. Make your check payable to the Secretary of State.
6. **Ordering Copies:** If requested above, one file stamped copy will be returned at no additional charge. To receive a certified copy, enclose an additional $30.00 per certification. A **copy fee of $2.00 per page** is required for **each additional copy** generated when ordering 2 or more file stamped or certified copies. Appropriate instructions must accompany your order.
7. Return the completed form to: Secretary of State, 202 North Carson Street, Carson City, Nevada 89701-4201, (775) 684-5708.
8. Form must be in the possession of the Secretary of State on or before the last day of the first month following the incorporation/initial registration date. (Postmark date is not accepted as receipt date.) Forms received after due date will be returned for additional fees and penalties. Failure to include initial list and business license fees will result in rejection of filing.

FILING FEE: : $125.00 LATE PENALTY: : $75.00 BUSINESS LICENSE FEE: $200.00 LATE PENALTY: $100.00

CHECK ONLY IF APPLICABLE AND ENTER EXEMPTION CODE IN BOX BELOW

☐ Pursuant to NRS Chapter 76, this entity is exempt from the business license fee. Exemption code: ______

NOTE: If claiming an exemption, a notarized Declaration of Eligibility form must be attached. Failure to attach the Declaration of Eligibility will result in rejection, which could result in late fees.

☐ This corporation is a publicly traded corporation. The Central Index Key number is: ______

☐ This publicly traded corporation is not required to have a Central Index Key number.

NRS 76.020 Exemption Codes
001 - Governmental Entity
005 - Motion Picture Company
006 - NRS 680B.020 Insurance Co.

NAME	TITLE(S)		
	PRESIDENT (OR EQUIVALENT OF)		
ADDRESS	CITY	STATE	ZIP CODE

NAME	TITLE(S)		
	SECRETARY (OR EQUIVALENT OF)		
ADDRESS	CITY	STATE	ZIP CODE

NAME	TITLE(S)		
	TREASURER (OR EQUIVALENT OF)		
ADDRESS	CITY	STATE	ZIP CODE

NAME	TITLE(S)		
	DIRECTOR		
ADDRESS	CITY	STATE	ZIP CODE

I declare, to the best of my knowledge under penalty of perjury, that the above mentioned entity has complied with the NRS Chapter 76 and acknowledge that pursuant to NRS 239.330, it is a category C felony to knowingly offer any false or forged instrument for filing in the Office of the Secretary of State.

X ______________________ **Title** ______ **Date** ______

Signature of Officer

ROSS MILLER
Secretary of State
202 North Carson Street
Carson City, Nevada 89701-4201
(775) 684-5708
Website: www.nvsos.gov

ATTACH FORM ONLY IF CLAIMING A STATE BUSINESS LICENSE EXEMPTION

270102

Declaration of Eligibility for State Business License Exemption

(This form must be notarized)

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

This form must accompany the List of Officers only if claiming exemption from the State Business License. Please provide the information requested only for the exemption for which you claim eligibility. Failure to provide the requested information or to notarize this document will result in a rejected filing, which could result in late fees.

Entity Name: ____________ **NV Business I.D. Number:** ____________

001 - Governmental Entity

☐ This entity is an incorporated or unincorporated agency or instrumentality of the United States government or any state government; a corporation wholly owned by the United States government; or county, city, district, or other political subdivision of a state.

002 - 501(c) Nonprofit Entity

☐ This entity is qualified as a 501(c) Nonprofit Entity pursuant to Title 26 U.S.C. Section 501(c). Please provide the Internal Revenue Service (IRS) issued **Federal Employer Identification Number (FEIN)** ____________

005 - Motion Picture Company

Is the primary purpose of this entity to create or produce motion pictures, as defined in NRS 231.020? ☐ **Yes** ☐ **No**

If yes to above question, does the creation or production of motion pictures occur in Nevada? ☐ **Yes** ☐ **No**

If so, please provide Nevada Film Office registration number: ____________

006 - NRS 680B.020 Insurance Company

Are the activities of this entity regulated through a license or certificate of authority granted by the Division of Insurance pursuant to NRS Title 57?

☐ **Yes** ☐ **No**

If yes, provide license or certificate of authority number ____________

I declare under penalty of perjury, as a representative authorized by statute to file on behalf of the above named entity, that the declarations indicated above are true and correct.

X ______________________ ______________________ ______________________
Signature **Title** **Date**

State of ____________ County of ____________

Subscribed and sworn to before me the ____________ 20____

by ______________________
(Print name of Signer)

Notary Signature ______________________